UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) February 1, 2009

THE TJX COMPANIES, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-4908	04-2207613

(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

770 Cochituate Road, Framingham, MA 01701

(Address of Principal Executive Offices) (Zip Code)
(508) 390-1000

Registrant’s Telephone Number (Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On February 1, 2009, The TJX Companies, Inc., or TJX, and Carol Meyrowitz, President and Chief Executive Officer, entered into an amendment to the Employment Agreement, dated as of January 28, 2007 between TJX and Ms. Meyrowitz. The amendment extends the term of the Employment Agreement from January 31, 2009 to April 1, 2009 to enable the parties to complete their negotiation of a new employment agreement. All of the additional terms of the Employment Agreement remain unchanged.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TJX COMPANIES, INC.
/s/ Ann McCauley
Ann McCauley
Executive Vice President
Dated: February 4, 2009